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                       Arabian Shield Development Company
                         10830 North Central Expressway
                                   Suite 175
                           Dallas, Texas 75231 U.S.A

P.O. Box 1516, Jeddah 21441
Saudi Arabia
C.R. 4030097805-C.C.J. 45522

Administration Tel.:       6426529
                           6435410
Technical Office Tel.:     6673534
                           6690641
Fax:     6435410
         6690641

Date: 7 May, 2005

Sheikh Fahad Al-Athel
P.O. Box 4900
Riyadh
Saudi Arabia

Dear Sheikh Fahad:

   This letter serves as the agreement to loan Arabian Shield Development Company, U.S. $100,000 (one hundred thousand). This loan is a demand loan and carries a 9% (nine) interest, and will be collateralized as the previous loans, together with the loans of the other lenders by the stock of Tocco II, and American Shield Refining Company.

   The full amount of this loan was received by the Company on 7 March, 2005.

                           Very truly yours,

                           Arabian Shield Development Company

                           /s/ HATEM EL-KHALIDI
                           --------------------------------------
                           by: Hatem El-Khalidi, President

Agreed to:

By: /s/ FAHAD AL-ATHEL
   ----------------------------------
   Fahad Al-Athel

Date:    14/5/05